UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7686

             SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC. (Exact name of registrant as specified in charter)

           125 Broad Street, New York, NY                          10004
      (Address of principal executive offices)                  (Zip code)

                            Christina T. Sydor, Esq.
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

              Registrant's telephone number, including area code:
                                 (800)-725-6666

                        Date of fiscal year end: May 31
                     Date of reporting period: MAY 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The ANNUAL Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Letter From the Chairman




DEAR SHAREHOLDER,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

On an administrative note, the Fund changed its name from The Emerging Markets Income Fund II Inc to Salomon Brothers Emerging Markets Income Fund II Inc. effective April 21, 2003. The Fund continues to trade on the NYSE under the symbol "EDF." The management of the Fund has not changed; Salomon Brothers Asset Management Inc has always been responsible for the day-to-day management of the Fund. Salomon Brothers Asset Management Inc has a rich tradition of investing for nearly a century and a portfolio management staff with decades of investment industry experience managing money through a variety of market conditions. As a shareholder, you should know that your money continues to be managed by a seasoned portfolio management team that is skilled at spotting opportunities worldwide.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to contact Investor Relations at 1-800-SALOMON.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

June 18, 2003


[PICTURE R. JAY GERKEN}
R. JAY
GERKEN, CFA
Chairman and Chief Executive Officer

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Manager Overview


PERFORMANCE REVIEW

During the 12 months ended May 31, 2003, the Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund"), generated a strong performance record, posting a total return of 39.24% based on its net asset value ("NAV") and 28.76% based on its market price. The Fund outperformed the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"), /i/ the Fund's benchmark, which returned 27.65% for the period.

During the period, the Fund distributed dividends to shareholders totaling $1.65 per share. The table below shows the 12-month total returns based on the Fund's May 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. /ii/ PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                              TOTAL RETURN
                         PRICE                   FOR THE
                       PER SHARE            12-MONTH PERIOD /iii/
                     ------------           ---------------
                     $13.88 (NAV)               39.24%
                     $15.53 (NYSE)              28.76%

MARKET OVERVIEW

The 12-month period was a challenging one for global markets./iv/ Investor confidence was shaken by volatile U.S. and global equity markets, the uncertain outlook for U.S. economic growth, reports of alleged corporate misdeeds at several high-profile firms, and the ongoing threat of terrorist activity.

In addition to these global developments, the markets for emerging market debt were also affected by the political and fiscal uncertainty in Brazil and Ecuador, Argentina's economic difficulties (after it defaulted on its debt), upcoming Turkish general elections, as well as deteriorating fundamentals in Venezuela. Despite all these issues, the emerging markets debt markets started a rally in October 2002 that has continued to date. As of May 31, 2003, sovereign spreads (the difference between yields on sovereign debt issues and those on U.S. Treasuries), a common gauge of risk premium, registered at 553 basis points (or 5.53%) over U.S. Treasuries, which was 488 basis points (or 4.88%) tighter than that on September 30, 2002.

The market rally has been broad-based as all countries in the EMBI+ posted gains for 2003 through the end of May of this year. Overall market performance was heavily influenced by returns in Latin American countries as markets welcomed ambitious political and economic reform programs introduced by the newly elected leaders of Brazil and Ecuador. During the period, the debt markets for Brazil and Ecuador posted gains of 36.43% and 36.92%, respectively. The market also continued to support Russia as the country enjoyed strong fiscal performance, improved domestic demand and credit rating upgrades. Returning 38.41%, Russia was the best-performing market in the EMBI+ during the period. The market rally in Russia was also supported by higher oil prices, an important source of revenues for many oil-exporting countries in the emerging markets.

FUND PERFORMANCE

The Fund's overweight positions in Brazil and Ecuador positively contributed to its performance this year. Its overweight position in Brazil relative to the EMBI+ was a major contributor both on an absolute and relative basis, as Brazil currently constitutes a large percentage of the EMBI+ (approximately 21%). The Fund's use of leverage also positively contributed to its performance as its borrowing costs were significantly below the return on invested assets.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Our decision to underweight Russia and Argentina versus the Fund's benchmark hurt our relative performance this year. While we are happy with Russia's progress, we slightly reduced the Fund's exposure to this market during the period as we became concerned that valuations of Russian debt ran ahead of the fundamental improvements in this country.

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers Emerging Markets Income Fund II Inc. is traded under the symbol "EDF" and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily net asset value closing price is available online under symbol XEDFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide other additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers Emerging Markets Income Fund II Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time (ET), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund II Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby                      /s/ James E. Craige
Peter J. Wilby, CFA                     James E. Craige, CFA
President and Portfolio Manager         Executive Vice President and
                                        Portfolio Manager








June 18, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of May 31, 2003 and are subject to change. Please refer to pages 4 through 7 for a list and percentage brekdown of the Fund's holdings.

-------------

i The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

ii NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

iii Total returns are based on changes in NAV or the market price, respectively.
    Total returns assume the reinvestment of all dividends, distributions and/or capital gains in additional shares.

iv Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Schedule of Investments
May 31, 2003

      FACE
     AMOUNT                               SECURITY(A)                                VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds -- 89.5%

ARGENTINA -- 0.1%

$  1,950,000   Republic of Argentina, Series E, zero coupon due 10/15/03 (b)....   $   487,500
                                                                                   -----------
BRAZIL -- 26.7%
               Federal Republic of Brazil:
    50,000       10.000% due 1/16/07 .........................................         767,625
 1,350,000       11.250% due 7/26/07 .........................................       1,422,563
 4,550,000       12.000% due 4/15/10 .........................................       4,754,750
12,843,000       12.250% due 3/6/30 ..........................................      13,131,968
18,820,000       11.000% due 8/17/40 .........................................      17,526,125
16,685,606       C Bond, 8.000% due 4/15/14 ..................................      14,891,903
52,725,000       DCB, Series L, 2.1875% due 4/15/12 (c) ......................      39,148,313
 7,835,294       NMB, Series L, 2.1875% due 4/15/09 (c) ......................       6,483,706
                                                                                   -----------
                                                                                    98,126,953
                                                                                   -----------
BULGARIA -- 3.4%
                 Republic of Bulgaria:
 7,500,000         8.250% due 1/15/15 ........................................       8,925,000
 3,675,000         DISC,Series A, 2.1875% due 7/28/24 (c).....................       3,576,234
                                                                                   -----------
                                                                                    12,501,234
                                                                                   -----------
COLOMBIA -- 5.7%
                  Republic of Colombia:
 1,675,000          7.625% due 2/15/07 .......................................       1,773,406
 4,965,000          10.000% due 1/23/12 ......................................       5,560,800
 1,225,000          10.750% due 1/15/13 ......................................       1,427,125
   970,000          8.700% due 2/15/16 .......................................         960,300
 9,040,000          11.750% due 2/25/20 ......................................      11,385,880
                                                                                   -----------
                                                                                    21,107,511
                                                                                   -----------
COSTA RICA -- 2.2%
                   Republic of Costa Rica:
 1,500,000           6.914% due 1/31/08 (d)...................................       1,586,250
 5,175,000           8.050% due 1/31/13 (d) ..................................       5,472,562
   800,000           9.995% due 8/1/20 (d)....................................         925,000
                                                                                   -----------
                                                                                     7,983,812
                                                                                   -----------
ECUADOR -- 8.8%
38,200,000         Republic of Ecuador, 12.000% due 11/15/12 .................      32,231,250
                                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------

Page 4



SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Schedule of Investments (continued)
May 31, 2003

      FACE
     AMOUNT                               SECURITY(A)                                VALUE
----------------------------------------------------------------------------------------------
EL SALVADOR -- 1.9%
                   Republic of El Salvador:
$3,650,000           7.750% due 1/24/23.......................................   $   3,896,375
 2,975,000           8.250% due 4/10/32 ......................................       2,989,875
                                                                                   -----------
                                                                                     6,886,250
                                                                                   -----------
MEXICO -- 7.6%

                   United Mexican States:
16,750,000           8.300% due 8/15/31 ......................................      19,873,875
 7,475,000           7.500% due 4/8/33  ......................................       8,179,519
                                                                                   -----------
                                                                                    28,053,394
                                                                                   -----------
PANAMA -- 2.7%
                   Republic of Panama:
 6,750,000           9.375% due 1/16/23  .....................................       7,695,000
   500,000           8.875% due 9/30/27.......................................         541,250
 1,822,938           IRB, 5.000% due 7/17/14 (c) .............................       1,654,316
                                                                                   -----------
                                                                                     9,890,566
                                                                                   -----------
PERU -- 4.8%
                   Republic of Peru:
 1,025,000           9.125% due 1/15/08 .....................................        1,142,875
 1,625,000           9.875% due 2/6/15 ......................................        1,867,531
10,000,000           FLIRB, 4.500% due 3/7/17 (c) ...........................        8,250,000
 7,142,400           PDI, 5.000% due 3/7/17 (c)..............................        6,249,600
                                                                                   -----------
                                                                                    17,510,006
                                                                                   -----------
PHILIPPINES -- 5.4%
                    Republic of Philippines:
   750,000            9.000% due 2/15/13......................................         808,575
 4,400,000            9.375% due 1/18/17......................................       4,889,280
 7,250,000            9.875% due 1/15/19 .....................................       7,982,250
 5,360,000            10.625% due 3/16/25 ....................................       6,231,000
                                                                                   -----------
                                                                                    19,911,105
                                                                                   -----------
RUSSIA -- 14.2%
                     Russian Federation:
29,300,000             10.000% due 6/26/07 ...................................      35,965,750
12,375,000             8.250% due 3/31/10 ....................................      14,385,938
 1,325,000             11.000% due 7/24/18 ...................................       1,910,070
                                                                                   -----------
                                                                                    52,261,758
                                                                                   -----------
TURKEY -- 3.9%
                     Republic of Turkey:
12,375,000             11.500% due 1/23/12 ..................................       13,102,031
 1,325,000             11.000% due 1/14/13 ..................................        1,361,437
                                                                                   -----------
                                                                                    14,463,468
                                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------

                                                                                       Page 5




SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Schedule of Investments (continued)
May 31, 2003

      FACE
     AMOUNT                               SECURITY(A)                                VALUE
----------------------------------------------------------------------------------------------
VENEZUELA -- 2.1%
                     Republic of Venezuela:
$ 4,761,905            DCB, 2.3125% due 12/18/07 (c) ........................      $ 3,855,655
  4,436,076            NMB, Series A, 2.4375% due 12/18/05 (c) ..............        3,740,167
                                                                                   -----------
                                                                                     7,595,822
                                                                                   -----------

                     Total Sovereign Bonds (Cost -- $294,046,263) ............     329,010,629
                                                                                   -----------
Loan Participations (e) -- 4.9%

JAMAICA -- 0.3%
 1,031,250           Government of Jamaica, Tranche B, 2.125% due 11/15/04
                       (J.P. Morgan Chase & Co.) (c)..........................         948,750
                                                                                   -----------

MOROCCO -- 4.0%
                     Kingdom of Morocco:
15,124,866             Tranche A, 2.1875% due 1/2/09 (CS First Boston Corp.,
                         J.P. Morgan Chase & Co., UBS AG) (c).................      14,500,965
   176,454             Tranche B, 2.1875% due 1/2/04 (Morgan Stanley Emerging
                         Markets, Inc.) (c)...................................         171,160
                                                                                   -----------
                                                                                    14,672,125
                                                                                   -----------
RUSSIA -- 0.6%
 3,000,000           Russian Government, Foreign Trade Obligation
                       (Bank of America) (b) (f)..............................       2,370,000
                                                                                   -----------
                     Total Loan Participations (Cost -- $17,641,467) .........      17,990,875
                                                                                   -----------
Corporate Bonds -- 5.5%

MEXICO -- 5.5%
18,300,000           PEMEX Project Funding Master Trust, 7.375% due 12/15/14
                       (Cost -- $20,155,437) (d)..............................      20,267,250
                                                                                   -----------

     WARRANTS/
      RIGHTS
----------------------------------------------------------------------------------------------
Warrants and Rights (g) -- 0.0%

     2,000 Warrants  Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant exercisable for 12.914 shares of
                       common stock.) (d).....................................               0
    55,335 Rights    Venezuela Discount Rights (f) ...........................               0
                                                                                   -----------
                     Total Warrants and Rights (Cost -- $0)...................               0
                                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------

Page 6


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Schedule of Investments (continued)
May 31, 2003


      FACE
     AMOUNT                               SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.1%

$  398,000       UBS Financial Services Inc., 1.200% due 6/2/03; Proceeds
                   at maturity -- $398,040; (Fully collateralized by
                   U.S. Treasury Bonds, 5.250% due 11/15/28;
                   Market value -- $406,345) (Cost -- $398,000)..............       $    398,000
                                                                                    ------------
                 Total Investments -- 100.0% (Cost -- $332,241,167*).........       $367,666,754
                                                                                    ------------
                                                                                    ------------


----------
(a) All securities are segregated as collateral pursuant to a revolving credit facility.
(b) Security is currently in default.
(c) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Security is valued in accordance with fair valuation procedures.
(g) Non-income producing security.

  * Aggregate cost for Federal income tax purposes is $332,957,408.

Abbreviations used in this schedule:
--------------------------------------
    C Bond   -- Capitalization Bond
    DCB      -- Debt Conversion Bond
    DISC     -- Discount Bond
    FLIRB    -- Front Loaded Interest Reduction Bond
    IRB      -- Interest Reduction Bond
    NMB      -- New Money Bond
    PDI      -- Past Due Interest

                       SEE NOTES TO FINANCIAL STATEMENTS.
-----------------------------------------------------------------------------------------

                                                                         Page 7

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Statement of Assets and Liabilities
May 31, 2003


ASSETS:
  Investments, at value (Cost -- $332,241,167).......................................   $367,666,754
  Foreign currency, at value (Cost -- $85,553).......................................         29,756
  Cash...............................................................................            208
  Receivable for securities sold.....................................................     81,157,528
  Interest receivable................................................................      7,392,524
  Prepaid expenses...................................................................         21,399
                                                                                        ------------
  TOTAL ASSETS.......................................................................    456,268,169
                                                                                        ------------

LIABILITIES:
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................     20,800,258
  Loan interest payable..............................................................        393,620
  Management fee payable ............................................................        291,504
  Accrued expenses...................................................................        207,121
                                                                                        ------------
  TOTAL LIABILITIES..................................................................    121,692,503
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $334,575,666
                                                                                        ------------
                                                                                        ------------
NET ASSETS:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    24,106,915 shares outstanding)...................................................   $     24,107
  Additional paid-in capital ........................................................    325,470,057
  Overdistributed net investment income..............................................       (210,339)
  Accumulated net realized loss from investment transactions and options.............    (26,077,949)
  Net unrealized appreciation of investments and foreign currencies..................     35,369,790
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $334,575,666
                                                                                        ------------
                                                                                        ------------

NET ASSET VALUE, PER SHARE ($334,575,666 / 24,106,915 shares outstanding)............         $13.88
                                                                                              ------
                                                                                              ------



                       SEE NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------
Page 8

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Statement of Operations
For the Year Ended May 31, 2003

INCOME:
  Interest (includes amortization of net premium/discount of $5,223,577).............    $ 41,919,413
                                                                                         ------------

EXPENSES:
  Management fee (Note 2)............................................................       2,900,322
  Interest expense (Note 4)..........................................................       2,638,119
  Audit and legal....................................................................         170,213
  Loan fees..........................................................................         163,392
  Shareholder communications.........................................................         140,246
  Custody............................................................................         105,888
  Shareholder servicing fees.........................................................          38,062
  Directors' fees ...................................................................          32,755
  Listing fees.......................................................................          29,785
  Other.............................................................................           12,753
                                                                                         ------------
  TOTAL EXPENSES.....................................................................       6,231,535
                                                                                         ------------
NET INVESTMENT INCOME................................................................      35,687,878
                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 6 AND 7):
  Realized Gain (Loss) From:
    Investment transactions .........................................................      21,312,274
    Options purchased................................................................         852,104
    Foreign currency transactions....................................................         (29,957)
                                                                                         ------------
  NET REALIZED GAIN..................................................................      22,134,421
                                                                                         ------------

  Change in Net Unrealized Appreciation From:

    Investments .....................................................................      35,918,617
    Foreign currencies...............................................................          37,527
                                                                                         ------------
  INCREASE IN NET UNREALIZED APPRECIATION............................................      35,956,144
                                                                                         ------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES .............................      58,090,565
                                                                                         ------------
INCREASE IN NET ASSETS FROM OPERATIONS ..............................................    $ 93,778,443
                                                                                         ------------
                                                                                         ------------



-----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                               Page 9

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Statements of Changes in Net Assets
For the Years Ended May 31,

                                                                            2003             2002
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................................   $  35,687,878    $  36,111,841
  Net realized gain (loss)..........................................      22,134,421         (154,039)
  Increase in net unrealized appreciation...........................      35,956,144        5,519,340
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................      93,778,443       41,477,142
                                                                        ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................     (39,505,644)     (39,076,504)
                                                                        ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS.........     (39,505,644)     (39,076,504)
                                                                        ------------     ------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
    (266,970 and 252,550 shares issued, respectively)...............       3,083,557        2,921,032
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS...............       3,083,557        2,921,032
                                                                        ------------     ------------
INCREASE IN NET ASSETS..............................................      57,356,356        5,321,670

NET ASSETS:
  Beginning of year.................................................     277,219,310      271,897,640
                                                                        ------------     ------------
  END OF YEAR*......................................................    $334,575,666     $277,219,310
                                                                        ------------     ------------
                                                                        ------------     ------------
*  Includes overdistributed net investment income of:...............       $(210,339)     $(2,663,332)
                                                                        ------------     ------------
                                                                        ------------     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
-----------------------------------------------------------------------------------------------------
Page 10

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Statement of Cash Flows
For the Year Ended May 31, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING
AND INVESTING ACTIVITIES:
  Interest received..................................................................      $ 36,307,871
  Operating expenses paid............................................................        (3,549,852)
  Net short-term sales...............................................................        12,956,104
  Realized loss on foreign currency..................................................           (29,957)
  Net change in unrealized depreciation on foreign currency..........................            37,527
  Purchase of long-term investments..................................................      (801,165,235)
  Proceeds from disposition of long-term securities..................................       794,633,387
  Interest paid on bank loans........................................................        (2,774,380)
                                                                                           ------------
  NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES......................        36,415,465
                                                                                           ------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock................................................       (39,505,644)
  Proceeds from reinvestment of dividends............................................         3,083,557
                                                                                           ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES........................................       (36,422,087)
                                                                                           ------------

NET DECREASE IN CASH.................................................................            (6,622)
Cash, Beginning of year..............................................................            36,586
                                                                                           ------------
CASH, END OF YEAR....................................................................      $     29,964
                                                                                           ------------
                                                                                           ------------

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:

  INCREASE IN NET ASSETS FROM OPERATIONS.............................................      $ 93,778,443
                                                                                           ------------
  Accretion of discount on securities................................................        (5,597,393)
  Amortization of premium on investments.............................................           373,816
  Increase in investments, at value..................................................        (9,066,012)
  Increase in interest receivable....................................................          (387,965)
  Increase in receivable for securities sold.........................................       (54,282,284)
  Decrease in prepaid expenses.......................................................            54,939
  Increase in payable of securities purchased........................................        11,689,557
  Decrease in interest payable on loan...............................................          (136,261)
  Decrease in accrued expenses.......................................................           (11,375)
                                                                                           ------------
  TOTAL ADJUSTMENTS..................................................................       (57,362,978)
                                                                                           ------------
  NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES......................      $ 36,415,465
                                                                                           ------------
                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------

                                                                                                Page 11

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Notes to Financial Statements

Note 1.  Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund"), formerly known as The Emerging Markets Income Fund II Inc, was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through the custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $6,061,240 has been reclassified to paid-in capital. Net investment income, net realized loss and net assets were not affected by this change.

Note 2.  Management and Advisory Fees and Other Transactions

For the period from June 1, 2002 through December 15, 2002, the Fund was a party to a management agreement with PIMCO Funds Advisors LLC ("PIMCO"), an indirect wholly-owned subsidiary of Allianz Dresdner AssetManagement of America L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to an investment advisory and administration agreement with Salomon Brothers
Asset Management Inc

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisons for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment manager for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. Prior to December 16, 2002, the Fund paid PIMCO an advisory fee calculated at an annual rate of 1.20% of the Fund's average weekly net assets, out of which PIMCO paid SBAM a management fee calculated at an annual rate of 0.70% of the Fund's average weekly net assets.

At May 31, 2003, Citigroup Global Markets Inc., formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, held 1,500 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM.

Note 3.  Portfolio Activity

For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases ..................................................   $812,854,792
                                                               ------------
                                                               ------------
Sales ......................................................   $848,915,671
                                                               ------------
                                                               ------------


At May 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation ..............................   $ 36,761,522
Gross unrealized depreciation ..............................     (2,052,176)
                                                               ------------
Net unrealized appreciation ................................   $ 34,709,346
                                                               ------------
                                                               ------------

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Note 4.  Loan

At May 31, 2003, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At May 31, 2003, the total cost of the Fund's loan participations was $17,641,467

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

Note 6.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 2003, the Fund has a concentration of risk in sovereign debt of emerging market countries.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Note 7.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2003, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended May 31, 2003, the Fund did not enter into any written covered call or put option contracts.

Note 8.  Dividend Subsequent to May 31, 2003

On May 2, 2003, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend is payable on June 27, 2003 to shareholders of record on June 17, 2003.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Note 9.  Capital Loss Carryforward

At May 31, 2003, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $13,409,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                      2007              2008              2010
                                   ---------         ----------        ---------
Carryforward Amounts ...........   $1,369,000        $11,811,000       $229,000

In addition, the Fund had $12,132,456 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

Note 10. Income Tax Information and Distributions to Shareholders

At May 31,2003, the tax basis components of distributable earnings were:

Accumulated capital losses ....................................  $(13,409,636)
                                                                 ------------
                                                                 ------------
Unrealized appreciation .......................................  $ 34,653,549
                                                                 ------------
                                                                 ------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended May 31, 2003 was:

Ordinary income ...............................................  $ 39,505,644
                                                                 ------------
                                                                 ------------

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Financial Highlights

Data for a share of common stock outstanding throughout the year ended May 31, unless otherwise noted:

                                                           2003(1)     2002       2001        2000       1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............          $11.63     $11.53     $10.84      $ 9.71     $15.03
                                                           ------     ------     ------      ------     ------
INCOME (LOSS) FROM OPERATIONS
   Net investment income (2).....................            1.49       1.37       1.80        1.36       1.78
   Net realized and unrealized gain (loss) (2)...            2.40       0.37       0.54        1.41      (4.45)
                                                           ------     ------     ------      ------     ------
Total Income (Loss) From Operations..............            3.89       1.74       2.34        2.77      (2.67)
                                                           ------     ------     ------      ------     ------
LESS DISTRIBUTIONS FROM:
   Net investment income.........................           (1.65)     (1.65)     (1.65)      (1.65)     (1.80)
   Net realized gains............................             --         --         --          --       (0.88)
                                                           ------     ------     ------      ------     ------
Total Distributions..............................           (1.65)     (1.65)     (1.65)      (1.65)     (2.68)
                                                           ------     ------     ------      ------     ------
INCREASE IN NET ASSET VALUE
   DUE TO SHARES ISSUED ON
   REINVESTMENT OF DIVIDENDS.....................            0.01       0.01       --          0.01       0.03
                                                           ------     ------     ------      ------     ------
NET ASSET VALUE, END OF YEAR.....................          $13.88     $11.63     $11.53      $10.84     $ 9.71
                                                           ------     ------     ------      ------     ------
                                                           ------     ------     ------      ------     ------
MARKET VALUE, END OF YEAR........................          $15.53     $13.88     $12.65    $10.8125    $11.875
                                                           ------     ------     ------    --------     ------
                                                           ------     ------     ------    --------     ------
TOTAL RETURN, BASED ON MARKET
   PRICE PER SHARE (3)...........................           28.76%     26.23%     35.06%       5.83%     (0.43)%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest expense....            2.37%      3.06%      4.55%       4.45%      4.00%
   Total expenses, excluding interest
     expense (operating expenses)................            1.37%      1.40%      1.37%       1.39%      1.35%
   Net investment income (2).....................           13.59%     13.60%     15.41%      13.52%     17.52%
SUPPLEMENTAL DATA:
   Net assets, end of year (000s)................         $334,576  $277,219   $271,898    $254,060   $225,007
   Portfolio turnover rate ......................              237%      233%       225%         93%       148%
   Loan outstanding, end of year (000s)..........         $100,000  $100,000   $100,000    $100,000   $100,000
   Asset coverage (000s).........................         $434,576  $377,219   $371,898    $354,010   $325,507
   Asset coverage for loan outstanding ..........              435%      377%       372%        354%       326%
   Weighted average loan (000s)..................         $100,000  $100,000   $100,000    $100,000   $100,000
   Weighted average interest rate on loans.......             2.60%     4.40%      8.55%       7.55%      6.11%
---------------------------------------------------------------------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts.
    Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%.
    Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
    In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(3) For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") at May 31, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York 10036

July 18, 2003

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                             NUMBER OF
                                                                        PORTFOLIOS ADVISED
                                                                            BY SBAM(2)
                                              TERM OF      PRINCIPAL     AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)      DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST      (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Carol L. Colman               Director and      Since    President,             32        None
Colman Consulting Co.         Member of         2003     Colman
278 Hawley Road               the Audit                  Consulting Co.
North Salem, NY 10560         Committee,
Age 57                        Class III

Daniel P. Cronin              Director and      Since    Associate General      32        None
Pfizer Inc.                   Member of         2003     Counsel, Pfizer Inc.
235 East 42nd Street          the Audit
New York, NY 10017            Committee,
Age 57                        Class III

Leslie H. Gelb                Director and      Since    President,             32        Britannica.com;
The Council on Foreign        Member of         1994     The Council on                   Director of two
  Relations                   the Audit                  Foreign Relations                registered
58 East 68th Street           Committee,                                                  investment
New York, NY 10021            Class I                                                     companies
Age 66                                                                                    advised by
                                                                                          Advantage
                                                                                          Advisers, Inc.
                                                                                          ("Advantage")

Riordan Roett                 Director and      Since    Professor and Director 32        The Latin
The Johns Hopkins University  Member of         1995     Latin American Studies           America Equity
1740 Massachusetts Ave, NW    the Audit                  Program, The Johns               Fund, Inc.
Washington, DC 20036          Committee,                 Hopkins University
Age 64                        Class I

Jeswald W. Salacuse           Director and      Since    Henry J. Braker        32        Director of two
Tufts University              Member of         1994     Professor of                     registered
The Fletcher School of        the Audit                  Commercial Law and               investment
  Law & Diplomacy             Committee,                 formerly Dean, The               companies
160 Packard Avenue            Class II                   Fletcher School of               advised by
Medford, MA 02155                                        Law & Diplomacy,                 Advantage
Age 65                                                   Tufts University


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

                                                                             NUMBER OF
                                                                        PORTFOLIOS ADVISED
                                                                            BY SBAM(2)
                                              TERM OF      PRINCIPAL     AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)      DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST      (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:

R. Jay Gerken, CFA            Director,         Since    Managing Director      219          None
CGM                           Chairman          2002     of Citigroup Global
399 Park Avenue               and Chief                  Markets Inc. ("CGM");
4th Floor                     Executive Officer,         Chairman, President,
New York, NY 10022            Class II                   Chief Executive Officer
Age 52                                                   and Director of
                                                         Smith Barney Fund
                                                         Management LLC
                                                         ("SBFM"), Travelers
                                                         Investment Adviser, Inc.
                                                         ("TIA") and Citi Fund
                                                         Management Inc.

OFFICERS:

Peter J. Wilby, CFA           President         Since    Managing Director       N/A           N/A
CGM                                             1994     of CGM and Salomon
399 Park Avenue                                          Brothers Asset
4th Floor                                                Management Inc ("SBAM")
New York, NY 10022                                       since January 1996
Age 44

Lewis E. Daidone              Executive Vice    Since    Managing Director of   N/A            N/A
CGM                           President and     1998     CGM; Director and
125 Broad Street              Chief                      Senior Vice President
11th Floor                    Administrative             of SBFM and TIA;
New York, NY 10004            Officer                    Former Chief
Age 45                                                   Financial Officer and
                                                         Treasurer of the
                                                         mutual funds affiliated
                                                         with Citigroup

James E. Craige, CFA          Executive Vice    Since    Managing Director of   N/A           N/A
CGM                           President         1999     CGM and SBAM
399 Park Avenue                                          since December 1998;
4th Floor                                                Director of CGM and
New York, NY 10022                                       SBAM since January
Age 36                                                   1998

Page 22

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

                                                                             NUMBER OF
                                                                        PORTFOLIOS ADVISED
                                                                            BY SBAM(2)
                                              TERM OF      PRINCIPAL     AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)      DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST      (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED   FIVE YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Thomas K. Flanagan, CFA       Executive Vice    Since    Managing Director      N/A            N/A
CGM                           President         1994     of CGM and SBAM
399 Park Avenue                                          since December 1998;
4th Floor                                                Prior to December
New York, NY 10022                                       1998, Director of
Age 50                                                   CGM and SBAM

Frances M. Guggino            Controller        Since    Vice President         N/A           N/A
CGM                                             2002     of CGM
125 Broad Street
10th Floor
New York, NY 10004
Age 45

Christina T. Sydor            Secretary         Since    Managing Director      N/A           N/A
CGM                                             1998     of CGM; General
300 First Stamford Place                                 Counsel and
4th Floor                                                Secretary of
Stamford, CT 06902                                       SBFM and TIA
Age 52

---------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class
    II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2003 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of
    Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by Salomon Brothers Asset Management Inc
    ("SBAM") or affiliates of SBAM.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of the Salomon Brothers Emerging Markets Income Fund II Inc., formerly known as The Emerging Markets Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

-------------------------------------------------------------------------------
The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



Directors                                       Salomon Brothers Emerging Markets Income Fund II Inc.

CAROL L. COLMAN                                       125 Broad Street
                                                      10th Floor, MF-2
DANIEL P. CRONIN                                      New York, New York 10004
                                                      Telephone 1-888-777-0102
LESLIE H. GELB
                                                INVESTMENT MANAGER
R. JAY GERKEN, CFA                                    Salomon Brothers Asset Management Inc
                                                      399 Park Avenue
RIORDAN ROETT                                         New York, New York 10022

JESWALD W. SALACUSE                             CUSTODIAN
                                                      State Street Bank and Trust Company
                                                      225 Franklin Street
                                                      Boston, Massachusetts 02110
Officers
                                                DIVIDEND DISBURSING AND TRANSFER AGENT
R. JAY GERKEN, CFA                                    American Stock Transfer & Trust Company
      Chairman and Chief Executive Officer            59 Maiden Lane
                                                      New York, New York 10038
PETER J. WILBY, CFA
      President                                 INDEPENDENT ACCOUNTANTS
                                                      PricewaterhouseCoopers LLP
LEWIS E. DAIDONE                                      1177 Avenue of the Americas
      Executive Vice President and                    New York, New York 10036
      Chief Administrative Officer
                                                LEGAL COUNSEL
JAMES E. CRAIGE, CFA                                  Simpson Thacher & Bartlett LLP
      Executive Vice President                        425 Lexington Avenue
                                                      New York, New York 10017
THOMAS K. FLANAGAN, CFA
      Executive Vice President                  NEW YORK STOCK EXCHANGE SYMBOL
                                                      EDF
FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary


                 Salomon Brothers Emerging Markets
                 Income Fund II Inc.


                 Annual Report
                 May 31, 2003



American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038



EDFANN 5/03
03-5062

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b)In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a) Not applicable.

         (b) Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         The Emerging Markets Income Fund II Inc.

Date:    July 31, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         The Emerging Markets Income Fund II Inc.

Date:    July 31, 2003

By:      /s/ Lewis E. Daidone
         Chief Administrative Officer of
         The Emerging Markets Income Fund II Inc.

Date:    July 31,2003